UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 1, 2012

Commission file number 1-7436

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland (State of incorporation)	13-2764867 (IRS Employer Identification Number)

452 Fifth Avenue New York, New York (Address of principal executive offices)	10018 (Zip Code)

Registrant’s telephone number, including area code (212) 525-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Items.

On May 1, 2012, HSBC Holdings plc (“HSBC”) issued a press release announcing that, through its indirect, wholly owned subsidiaries, HSBC Finance Corporation, HSBC USA Inc., HSBC Technology and Services (USA) Inc. and other wholly owned subsidiaries, HSBC completed the previously-announced sale and transfer of certain of the assets and liabilities of its card and retail services business in the United States to Capital One Financial Corporation.  A copy of the press release issued by HSBC is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated May 1, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.
(Registrant)

	By:	/s/ MICK FORDE
Mick Forde
Senior Vice President and Deputy General Counsel

Dated: May 1, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated May 1, 2012